Dear Shareholders:

This past year was an eventful one for the Fund. Charles W. Steadman, Chairman of the Board of Trustees and President, passed away and was succeeded by Paul F. Wagner as Chairman and Principal Executive Officer and by the undersigned as President. A merger of Steadman American Industry Fund, Steadman Investment Fund and Steadman Technology and Growth Fund into Steadman Associated Fund, renamed Steadman Security Trust, as the surviving Fund was not accomplished for lack of a quorum necessary for this vote by the shareholders of all the Funds. Thereupon, the Trustees determined to continue operating your Fund as a separate entity.

The principal purpose for the proposed merger was to achieve cost savings by operating one fund with a larger asset base rather than four smaller funds. Although the merger was not effected, the changes enacted by the Fund's new management and that of its advisor, Steadman Security Corporation, did result in improved performance by reducing costs and strengthening portfolio management. I refer you to the Financial Highlights page of this Annual Report for the results of this year compared to previous years.

We hope that this year's results are indicative of future performance. We shall endeavor to make your Fund consistently profitable so that it is an attractive investment for you.

We appreciate your continued confidence.




                                    Sincerely,



                                    /s/ Max Katcher

                                    Max Katcher
                                    President

                         INDEPENDENT AUDITORS' REPORT



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF STEADMAN SECURITY TRUST


  We have audited the accompanying statement of assets and liabilities,including the portfolio of investments of Steadman Security Trust (formerly Steadman Associated Fund), as of June 30, 1998, the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended June 30, 1996 and the period October 1, 1994 through June 30, 1995 and each of the two years in the period ended September 30, 1994 were audited by other auditors whose report, dated August 6, 1996, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and/or broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Steadman Security Trust as of June 30, 1998, the results of its operations, for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.



                                                      Reznick Fedder & Silverman


Bethesda, Maryland
August 5, 1998

                            STEADMAN SECURITY TRUST

                           PORTFOLIO OF INVESTMENTS

                                 June 30, 1998

                                                                       VALUE
                                                             SHARES   (NOTE 1)
                                                            -------- ---------
COMMON STOCKS -- 100%

Aeronautical Systems -- 2.5%
     Raytheon Co. CL "A"..................................   1,687  $ 97,213
                                                                    --------
                                Total Aeronautical Systems            97,213
                                                                    --------
Aircraft -- 3.5%
     Boeing Co............................................   3,000   133,688
                                                                    --------
                                            Total Aircraft           133,688
                                                                    --------
Computer  Equipment -- 6.2%
     Hewlett Packard......................................   4,000   239,500
                                                                    --------
                                  Total Computer Equipment           239,500
                                                                    --------
Computer Software-- 19.7%
     Microsoft Corp. (a)..................................   7,000   758,625
                                                                    --------
                                   Total Computer Software           758,625
                                                                    --------
Computer Systems Design -- 5.6%
     Sun Microsystems (a).................................   5,000   217,187
                                                                    --------
                             Total Computer Systems Design           217,187
                                                                    --------
Consumer Finance -- 2.6%
     Associates First Capital "A".........................   1,310   100,706
                                                                    --------
                                    Total Consumer Finance           100,706
                                                                    --------
Electronics -- 3.7%
     General Motors Class "H".............................   3,000   141,375
                                                                    --------
                                         Total Electronics           141,375
                                                                    --------
Motor Vehicles -- 7.6%
      Ford Motor Co.......................................   5,000   295,000
                                                                    --------
                                      Total Motor Vehicles           295,000
                                                                    --------

                                  (Continued)

                            STEADMAN SECURITY TRUST

                           PORTFOLIO OF INVESTMENTS
                                 June 30, 1998

                                                                                  VALUE
                                                                SHARES           (NOTE 1)
                                                              ----------       ----------
Photographic Supplies -- 4.2%
     Eastman Kodak Co........................................    2,200            160,738
                                                                                  -------
                                  Total Photographic Supplies                     160,738
                                                                                  -------
Residential Mortgages -- 5.5%
     FNMA....................................................    3,500            212,625
                                                                                  -------
                                  Total Residential Mortgages                     212,625
                                                                                  -------
Semiconductor --15.4%
     Intel Corp..............................................    8,000            593,000
                                                                                  -------
                                          Total Semiconductor                     593,000
                                                                                  -------
Telecom Mfg. --6.5%
     Lucent Technologies.....................................    3,000            249,563
                                                                                  -------
                                           Total Telecom Mfg.                     249,563
                                                                                  -------
Telecom Services -- 0.1%
     Champion Tech Hldgs Ltd.................................   25,000              4,250
                                                                                  -------
                                       Total Telecom Services                       4,250
                                                                                  -------
Telephone Services -- 16.9%
     Worldcom Inc. (a).......................................   13,500            653,906
                                                                                  -------
                                     Total Telephone Services                     653,906
                                                                                  -------
   Total Portfolio of Investments (Cost $2,374,155)..........                $  3,857,376
                                                                             ============

(a) Non-income producing security.

   The accompanying notes are an integral part of the financial statements.

                            STEADMAN SECURITY TRUST

                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998

ASSETS:
  Investments at value (Cost $2,374,155) (Note 1)..............        $ 3,857,376
  Cash and cash equivalents (Note 1)...........................             78,038
  Dividends receivable.........................................              1,945
  Interest receivable..........................................                257
                                                                       -----------
    Total assets...............................................          3,937,616
                                                                       -----------

LIABILITIES:
  Accounts payable and accrued expenses........................             27,428
  Investment advisory and service fees payable (Note 4)........              3,559
  Other payable to affiliate (Note 4)..........................              2,196
  Payable for trust shares redeemed............................              1,136
                                                                       -----------
   Total liabilities...........................................             34,319
                                                                       -----------

NET ASSETS.....................................................        $ 3,903,297
                                                                       ===========

NET ASSETS CONSIST OF:
  Accumulated net investment loss..............................        $(5,553,307)
  Unrealized appreciation of investments.......................          1,483,221
  Accumulated net realized gains from security transactions....                 99
  Paid-in capital..............................................          7,973,284
                                                                       -----------
                                                                       $ 3,903,297
                                                                       ===========
NET ASSET VALUE, offering price and redemption price per share
 ($3,903,297 / 4,217,136 shares of no par value trust shares)..        $       .93
                                                                       ===========

    The accompanying notes are an integral part of the financial statements.

                            STEADMAN SECURITY TRUST

                            STATEMENT OF OPERATIONS
                       for the year ended June 30, 1998

INVESTMENT INCOME:
  Dividends........................................................          $ 24,024
  Interest.........................................................            13,129
                                                                             --------
            Total income...........................................                         $   37,153
                                                                                            ----------

EXPENSES:
  Salaries and employee benefits (Note 4)..........................           121,975
  Investment advisory fee (Note 4).................................            41,538
  Professional fees................................................            34,688
  Proposed merger expense (Note 7).................................           124,457
  Shareholder servicing fee (Note 4)...............................            28,299
  Rent.............................................................            28,097
  Custodian fees...................................................             2,222
  Computer services................................................             7,960
  Reports to shareholders..........................................             6,893
  Trustees' fees and expenses (Note 4).............................             1,843
  Miscellaneous....................................................            11,266
                                                                             --------
     Total expenses................................................                            409,238
                                                                                            ----------

     Net investment loss...........................................                           (372,085)
                                                                                            ----------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS (NOTES 1 AND 3):
  Net realized gain from investment transactions...................                            821,134
  Change in unrealized appreciation  of investments................                            320,395
                                                                                            ----------
  Net gain on investments..........................................                          1,141,529
                                                                                            ----------
  Net increase in net assets resulting from operations.............                         $  769,444
                                                                                            ----------

    The accompanying notes are an integral part of the financial statements.

                            STEADMAN SECURITY TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 For the year      For the year
                                                                                ended June 30,    ended June 30,
                                                                                     1998              1997
                                                                                --------------    --------------
Increase (decrease) in net assets from operations:
  Net investment loss....................................................       $  (372,085)      $  (534,287)
  Net realized gain from investment transactions.........................           821,134           306,022
  Change in unrealized appreciation
    of investments.......................................................           320,395           644,512
                                                                                -----------       -----------
  Net increase in net assets resulting
    from operations......................................................           769,444           416,247
                                                                                -----------       -----------
Decrease in net assets from trust share transactions (Note 2)............        (1,263,131)         (600,754)
  Decrease in net assets.................................................          (493,687)         (184,507)
                                                                                -----------       -----------
Net assets at beginning of period........................................         4,396,984         4,581,491
                                                                                -----------       -----------
Net assets at end of period, including accumulated
  net investment loss of $5,553,307 and $5,181,222.......................       $ 3,903,297       $ 4,396,984
                                                                                ===========       ===========

   The accompanying notes are an integral part of the financial statements.

                            STEADMAN SECURITY TRUST

                             FINANCIAL HIGHLIGHTS

                                                                             For the period
                                                  For the years ended        October 1, 1994   For the years ended
                                                       June 30               through June 30        September 30
                                             -----------------------------   ---------------  -------------------------
                                                1998       1997      1996       1995\\*\\        1994          1993
                                             --------- --------- ---------   ---------------  ----------   ------------
Per Share Operating Performance:

 Net asset value, beginning of period.....   $   .76   $    .70   $   .73     $   .72         $   .87       $   .64
                                             -------   --------   -------     -------         -------       -------
 Net investment loss......................      (.09)      (.11)     (.17)       (.03)           (.08)         (.05)
 Net realized and unrealized
    gain (loss) on investments............       .26        .17       .14         .04            (.07)          .28
                                             -------   --------   -------     -------         -------       -------
 Total from investment operations.........       .17        .06      (.03)        .01            (.15)          .23
                                             -------   --------   -------     -------         -------       -------
Net asset value, end of period............   $   .93   $    .76   $   .70     $   .73         $   .72       $   .87
                                             =======   ========   =======     =======         =======       =======
Ratios/Supplemental Data:
 Total return.............................     21.40%      8.89%    (4.38)%      1.85%\\**\\   (17.24)%        35.9%
 Ratio of expenses to average net assets..      9.85%     12.42%     8.14%       8.17%\\**\\     7.76%         5.79%
 Ratio of net investment loss
   to average net assets..................     (8.95)%   (11.82)%   (7.48)%     (7.23)%\\**\\   (6.09)%       (4.63)%
 Portfolio turnover rate..................        48%       193%      231%        505%\\**\\      241%          300%

 Net assets, end of period (in thousands).   $ 3,903   $  4,397   $ 4,581   $   5,735         $ 6,307       $ 8,844


*  The Fund's fiscal year-end was changed to June 30.
** Annualized



   The accompanying notes are an integral part of the financial statements.

                            STEADMAN SECURITY TRUST



NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Steadman Security Trust, formerly known as Steadman Associated Fund, (the
Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund has not been accepting new subscriptions for shares since November, 1996.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

CASH AND CASH EQUIVALENTS

     Management defines cash equivalents as investments that mature in three months or less when acquired. All cash and cash equivalents are invested in a single money market fund maintained by the investment custodian.

SECURITY VALUATION

     Investments in securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Investments for which no sale was reported on that date are valued at the mean between the latest bid and asked prices.


SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on the accrual basis

INCOME TAXES

     The Fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code. The Fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax bases of assets and liabilities, measured using presently enacted tax rates. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

                            STEADMAN SECURITY TRUST
2.   TRUST SHARES

     The Trust Indenture does not specify a limit to the number of shares which may be issued. Transactions in trust shares were as follows:

                                 For the year             For the year ended
                              ended June 30,1998            June 30,  1997
                              ------------------
                              Shares      Amount          Shares      Amount
                              ------      ------          ------      ------
Shares sold                        --0--  $     --0--          609   $     400
Shares redeemed               (1,550,896)  (1,263,131)    (812,875)   (601,154)
                               ---------    ---------      --------    -------
     Net decrease             (1,550,896) $(1,263,131)    (812,266)  $(600,754)
                                            =========                  =======
Shares outstanding:
     Beginning of period       5,768,032                 6,580,298
                               ---------                 ---------
     End of period             4,217,136                 5,768,032
                               =========                 =========

3.   PURCHASES AND SALES OF SECURITIES

     During the year ended June 30, 1998, purchases and proceeds from sales of investment securities aggregated $1,811,755 and $3,119,704 respectively. Net unrealized appreciation of investments aggregated $1,483,221 of which $2,492,152 related to gross unrealized appreciation where there is an excess of value over tax cost and $1,008,931 related to gross unrealized depreciation where there is an excess of tax cost over value.


4.   INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

     Steadman Security Corporation (SSC), an affiliate, has provided advisory services under an agreement which first became effective in 1972. On February 28, 1984, at the Annual Meeting of the shareholders, a new Investment Advisory Agreement was approved. Under the new advisory agreement SSC will continue to provide the same services it provided under the same terms and conditions of the previous agreement. The agreement will continue in effect subject to the annual approval by the Board of Trustees or by a majority of the outstanding voting securities of the Fund. The fee for investment advisory services is based on 1% of the first $35,000,000 of the average daily net assets of the Fund, 7/8 of 1 % on the next $35,000,000 and 3/4 of 1% on all sums in excess thereof. In addition to the investment advisory fee, SSC received fees from the Fund for the performance of delegated services. (dividend disbursing agent and transfer agent) as defined in the Trust Indenture, as amended. The fee for such services was computed on the basis of the number of shareholder accounts calculated as of the last business day of each month at $1.35 per account. SSC received reimbursements from the Fund for the salaries and benefits of its employees who perform functions other than investment advisory and shareholder service functions for the Fund.

     Certain officers and trustees of the Fund are "affiliated persons" of the Investment Adviser, as defined by the Investment Company Act of 1940.

5.   FEDERAL INCOME TAXES

     In the fiscal year ended June 30, 1998, the Fund did not meet asset diversification requirements applicable to regulated investments companies. Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. However, the Fund had a net investment loss for the fiscal year ended June 30, 1998, therefore no income tax provision is required. A full valuation allowance has been provided for deferred tax assets, totalling approximately $2,130,000 at June 30, 1998, which arise principally from net operating loss carryforwards and capital loss carryforwards available for income tax purposes.

     For income tax purposes, the Fund has net operating loss carryforwards approximating $5,581,000 which are available to offset future net operating income in non-qualifying years, if any, which expire as follows: (2000) $443,000; (2001) $499,000; (2003) $328,000; (2004) $476,000; (2005) $534,000;
(2006) $324,000; (2007) $381,000; (2008) $539,000; (2009) $437,000; (2010)
$287,000; (2011) $401,000; (2012) $543,000 and (2013) $389,000.

6.   EXPIRATION OF SHAREHOLDER STATES REDEMPTION RESTRICTION

     In 1993 the Fund entered into a Settlement Agreement with approximately 47 states ( the "Shareholder States") with respect to the recovery of shares and distributions owned by persons who had allegedly abandoned these properties. The Settlement Agreement provides among other things, that the Shareholder States will not request redemption of their shares until February 14, 1998. The Shareholder States currently own 3% of shares in the Fund. In July 1997, the Fund agreed to remove this restriction and allow Shareholder States to redeem shares upon request.

7.   PROPOSED MERGER

     During 1998, management attempted a merger of Steadman American Industry Fund, Steadman Investment Fund, and Steadman Technology and Growth Fund with and into the Steadman Associated Fund, whose name changed to Steadman Security Trust
(SST). The cost associated with the attempted merger were allocated to all the funds based on the respective net asset values of the funds. Although the shareholders of both Steadman Investment Fund and Steadman Associated Fund did approve the proposal, the shareholders of Steadman American Industry Fund and Steadman Technology and Growth Fund did not vote on the proposal because a quorum for purposes of this vote was not obtained. The Trustees determined to continue operating the Fund as a separate entity.

STEADMAN SECURITY TRUST
1730 K Street, N.W.
Washington, D.C. 20006
1-800-424-8570
202-223-1000 Washington, D.C. area

TRANSFER AGENT
Steadman Security Corporation
1730 K Street, N.W.
Washington, D.C. 20006

CUSTODIAN
Crestar Bank, N.A.
1445 New York Ave., N.W.
Washington, D.C. 20005

INDEPENDENT AUDITORS
Reznick Fedder & Silverman P.C.
4520 East West Highway
Bethesda, Maryland 20814

For more information about
Steadman Security Trust,
account information or daily
Net Asset Values, call:

Shareholder Services
1-800-424-8570
202-223-1000 Washington, D.C. area


                                   STEADMAN

                                   SECURITY
                                     TRUST
                              (FORMERLY STEADMAN
                               ASSOCIATED FUND)


                                    ANNUAL
                                    REPORT
                                 June 30, 1998



                        A Steadman NO-LOAD Mutual Fund



[LOGO APPEARS HERE]            STEADMAN SECURITY
                                  CORPORATION

                              Investment Adviser